UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant To Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)
    (2))
[x] Definitive information statement

                              ALABAMA POWER COMPANY
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                 NOTICE OF 2005
                                 ANNUAL MEETING
                            & INFORMATION STATEMENT

                              WWW.ALABAMAPOWER.COM

                                                           (ALABAMA POWER LOGO)

                             ALABAMA POWER COMPANY
                              BIRMINGHAM, ALABAMA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2005

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Alabama Power Company will be held at Alabama Power Company's corporate headquarters, 600 North 18th Street, Birmingham, Alabama 35291 on April 22, 2005 at 8:00 a.m., central time, to elect 16 members of the board of directors and to transact any other business that may properly come before said meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on March 18, 2005 will be entitled to notice of and to vote at said meeting or any adjournment or postponement thereof.

The Information Statement and the Annual Report are included in this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS


/s/William E. Zales, Jr.
William E. Zales, Jr.
Vice President and Corporate Secretary

Birmingham, Alabama
March 29, 2005

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information.........................................     1

Shareholder Proposals.......................................     1

Nominees for Election as Directors..........................     2

Corporate Governance........................................     4

Communications to the Board.................................     6

Board Attendance at Annual Shareholders Meeting.............     6

Audit Committee Report......................................     7

Compensation and Management Succession Committee Report.....     9
Compensation Committee Interlocks and Insider
  Participation.............................................    11

Certain Relationships and Related Transactions..............    11

Executive Compensation Information..........................    12

Stock Ownership Table.......................................    16

                             INFORMATION STATEMENT

-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------

This Information Statement is furnished by Alabama Power Company (the "Company") in connection with the 2005 Annual Meeting of Shareholders and any adjournment or postponement thereof. The meeting will be held on April 22, 2005 at 8:00 a.m., central time, at the Company's corporate headquarters, 600 North 18th Street, Birmingham, Alabama 35291. This Information Statement is initially being provided to shareholders on or about March 29, 2005.

At the meeting, we will elect 16 members to the board of directors and transact any other business that may properly come before the meeting. We are not aware of any other matters to be presented at the meeting; however, the holder of the Company's common stock will be entitled to vote on any other matters properly presented.

All shareholders of record on the record date of March 18, 2005 are entitled to notice of and to vote at the meeting. On that date, there were 8,250,000 common shares outstanding and entitled to vote, all of which are held by The Southern Company ("Southern Company"). There were also 475,115 shares of preferred stock and 12,001,250 shares of Class A preferred stock outstanding on that date. With respect to the election of directors, all of the outstanding shares of preferred stock and Class A preferred stock are entitled to vote as a single class with the Company's common stock. Each common share counts as one vote. Each share of the 4.20% Series, the 4.52% Series, the 4.60% Series, the 4.64% Series, the 4.72% Series and the 4.92% Series of outstanding preferred stock, with par value of $100 per share, counts as two-fifths vote, each share of the 5.20% Series, the 5.30% Series and the 5.83% Series of outstanding Class A preferred stock, with stated capital of $25 per share, counts as one-tenth vote and each share of the Flexible Money Market Class A preferred stock, with stated capital of $100,000 per share, counts as 400 votes. Neither the Company's charter nor by-laws provides for cumulative voting rights.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

--------------------------------------------------------------------------------
 SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

Shareholders may present proper proposals for inclusion in the Company's information statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2006 Annual Meeting, shareholder proposals must be received by the Company no later than January 28, 2006.

--------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS
--------------------------------------------------------------------------------

A board of 16 directors is to be elected at the annual meeting, each director to hold office until the next annual meeting of shareholders and until the election and qualification of a successor board. If any named nominee becomes unavailable for election, the board may substitute another nominee.

On the following pages there is information concerning the nominees for director stating, among other things, their names, ages, positions and offices held, and brief descriptions of their business experience. The ages of the directors set forth below are as of December 31, 2004.

CHARLES D. MCCRARY - Director since 2001
Mr. McCrary, 53, has served as President and Chief Executive Officer of the Company since October 2001 and Executive Vice President of Southern Company since February 2002. He previously served as President and Chief Operating Officer of the Company from April 2001 to October 2001 and Vice President of Southern Company from February 1998 to April 2001. He is a Director of AmSouth Bancorporation, Birmingham, Alabama.

WHIT ARMSTRONG - Director since 1982
Mr. Armstrong, 57, is President, Chairman and Chief Executive Officer of The Citizens Bank, Enterprise, Alabama, and President, Chairman and Chief Executive officer of Enterprise Capital Corporation, Inc. He is a Director of Enstar Group, Inc., Montgomery, Alabama.

DAVID J. COOPER, SR. - Director since 1998
Mr. Cooper, 59, is President of Cooper/T. Smith Corporation (a maritime company with a core business of stevedoring and tugboats). He is a Director of Cooper/T. Smith Corporation and subsidiaries and American Equity Underwriters, Inc., Mobile, Alabama.

R. KENT HENSLEE - Director since 1999
Mr. Henslee, 69, is Managing Partner of the law firm of Henslee, Robertson, Strawn & Knowles, L.L.C., Gadsden, Alabama.

JOHN D. JOHNS - Director since 2004
Mr. Johns, 52, has served as Chairman, President and Chief Executive Officer of Protective Life Corporation (holding company whose subsidiaries provide insurance and other financial services), Birmingham, Alabama, since January 2003. He previously served as President and Chief Executive Officer of Protective Life Corporation from January 2002 to January 2003 and President and Chief Operating Officer of Protective Life Corporation from August 1996 until December 2001. He is a Director of Alabama National BanCorporation, Birmingham, Alabama, Genuine Parts Company, Atlanta, Georgia, and John H. Harland Company, Decatur, Georgia.

CARL E. JONES, JR. - Director since 1988
Mr. Jones, 64, has served as Chairman and Chief Executive Officer of Regions Financial Corporation (bank holding company), Birmingham, Alabama, since 2004. He previously served as Chairman, President and Chief Executive Officer of Regions Financial Corporation from 2001 to 2004 and President and Chief Executive Officer of Regions Financial Corporation from 1998 to 2001.

PATRICIA M. KING - Director since 1997
Ms. King, 59, is President and Chief Executive Officer of Sunny King Automotive Group (automobile dealerships), Anniston, Alabama.

JAMES K. LOWDER - Director since 1997
Mr. Lowder, 55, is Chairman of The Colonial Company (real estate development and sales), Montgomery, Alabama. He is a Director of Colonial Properties Trust, Birmingham, Alabama.

WALLACE D. MALONE, JR. - Director since 1990
Mr. Malone, 68, has served as Vice Chairman and Director of Wachovia Corporation (banking services), Charlotte, North Carolina, since November 1, 2004. He previously served as Chairman, President and Chief Executive Officer of SouthTrust Corporation, Birmingham, Alabama.

MALCOLM PORTERA - Director since 2003
Dr. Portera, 58, has served as Chancellor of The University of Alabama System, Tuscaloosa, Alabama, since January 2002. He previously served as President of Mississippi State University from January 1998 to December 2001. He is a Director of Protective Life Corporation, Birmingham, Alabama, and Regions Financial Corporation, Birmingham, Alabama.

ROBERT D. POWERS - Director since 1992
Mr. Powers, 54, is President of The Eufaula Agency, Inc. (insurance and real estate), Eufaula, Alabama.

DAVID M. RATCLIFFE - Director since 2004
Mr. Ratcliffe, 56, has served as President of Southern Company since April 2004 and Chairman and Chief Executive Officer of Southern Company since July 2004. He previously served as Chief Executive Officer of Georgia Power from June 1999 to April 2004 and President of Georgia Power from June 1999 to December 2003. He is a Director of CSX Corporation, Jacksonville, Florida, and Southern Company system companies, Georgia Power Company and Southern Power Company.

C. DOWD RITTER - Director since 1997
Mr. Ritter, 57, is Chairman, President and Chief Executive Officer of AmSouth Bancorporation and AmSouth Bank, Birmingham, Alabama.

JAMES H. SANFORD - Director since 1983
Mr. Sanford, 60, is Chairman of HOME Place Farms, Inc. (agriculture, computer services and land development), Prattville, Alabama. He also serves as President of Autauga Quality Cotton Association, Prattville, Alabama, and Chairman of Sylvest Farms, Inc., Montgomery, Alabama. He is a Director of Federal Reserve Bank of Atlanta, Birmingham Branch.

JOHN C. WEBB IV - Director since 1977
Mr. Webb, 62, is President of Webb Lumber Company, Inc. (wholesale lumber and wood products sales), Demopolis, Alabama.

JAMES W. WRIGHT - Director since 2000
Mr. Wright, 61, is Chairman, President and Chief Executive Officer of First Tuskegee Bank, Tuskegee, Alabama. He is also Chairman, President and Chief Executive Officer of Birthright Incorporated (bank holding company), Tuskegee, Alabama.

Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

VOTE REQUIRED

The majority of the votes cast by the shares outstanding and entitled to vote at a meeting at which a quorum is present is required for the election of directors. Southern Company, as the owner of all of the Company's outstanding common stock, will vote for all of the nominees above.

--------------------------------------------------------------------------------
CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

HOW IS THE COMPANY ORGANIZED?
The Company is managed by a core group of officers and governed by a board of directors which has been set at a total not to exceed 25 members. The current nominees for election as directors consist of 16 members -- 14 non-employees, the chief executive officer of the Company and the chief executive officer of Southern Company.

WHAT ARE DIRECTORS PAID FOR THEIR SERVICES?
  - Standard Arrangements. The following compensation was paid to the Company's directors during 2004 for service as a member of the board of directors and any board committee(s), except that employee directors received no fees or compensation for service as a member of the board of directors or any board committee. At the election of the director, all or a portion of the cash retainer and meeting fees may be payable in Southern Company common stock. Also, at the election of the director, all or a portion of directors' compensation, including the stock retainer, may be deferred under the Company's deferred compensation plan for its directors until membership on the board is terminated. If a director elects to defer the stock retainer, it is payable in Southern Company common stock following termination from the board.

    Annual Cash Retainer Fee..............  $25,000 for directors serving as chair of a board committee and $22,000 for other directors

    Annual Stock Retainer Fee.............  520 shares of Southern Company common stock

    Meeting Fees..........................  $1,800 for each board meeting attended and $1,200 for each committee meeting attended

  - Other Arrangements. No director received other compensation for services as a director during the year ending December 31, 2004 in addition to or in lieu of that specified by the standard arrangements specified above.

GOVERNANCE POLICIES AND PROCESSES
Southern Company owns all of the Company's outstanding common stock, which represents a substantial majority of the overall voting power of the Company's equity securities, and the Company has listed only debt and preferred stock on the New York Stock Exchange (the "NYSE"). Accordingly, under the rules of the NYSE, the Company is exempt from most of the NYSE's listing standards relating to corporate governance. The Company has voluntarily complied with certain of the NYSE's listing standards relating to corporate governance where such compliance was deemed to be in the best interests of the Company's shareholders. In addition, under the rules of the Securities and Exchange Commission (the "SEC"), the Company is exempt from the audit committee requirements of Section 301 of the Sarbanes-Oxley Act of 2002 and, therefore, is not required to have an audit committee or an audit committee report on whether it has an audit committee financial expert.

EXECUTIVE SESSIONS

It is the policy of the directors to hold an executive session of the non-management directors without management participation at each scheduled board of directors meeting. The chairman of the Controls and Compliance Committee presides over such executive sessions. Information on how to communicate with the chairman of the Controls and Compliance Committee or the non-management directors is provided under "Communications to the Board" below.

COMMITTEES OF THE BOARD

CONTROLS AND COMPLIANCE COMMITTEE:
  - Members are Mr. Webb, Chairman; Mr. Henslee and Mr. Lowder
  - Met four times in 2004
  - Oversees the Company's internal control and compliance matters

The Company's Controls and Compliance Committee meets periodically with management, internal auditors and independent auditors to discuss auditing, internal controls and compliance matters.

The Southern Company Audit Committee provides broad oversight of the Company's financial reporting and control functions. The Southern Company Audit Committee reviews and discusses the Company's financial statements with management and the independent auditors. Such discussions include critical accounting policies and practices, alternative financial treatments, proposed adjustments and control recommendations. Such discussions also include significant management judgments and estimates, reporting or operational issues and changes in accounting principles, as well as any disagreements with management.

The charter of the Southern Company Audit Committee is available on Southern Company's website (www.southerncompany.com). The Southern Company Audit Committee has authority to appoint, compensate and oversee the work of the independent auditors.

COMPENSATION COMMITTEE:
  - Members are Mr. Malone, Chairman; Mr. Ratcliffe, ex officio; Mr. Armstrong and Dr. Portera
  - Met two times in 2004
  - Oversees the administration of the Company's compensation arrangements

The Company's Compensation Committee reviews and provides input to Southern Company's Compensation and Management Succession Committee on the performance and compensation of the Company's chief executive officer and makes recommendations regarding the fees paid to members of the Company's board of directors.

Southern Company's Compensation and Management Succession Committee approves the corporate performance goals used to determine incentive compensation and establishes the mechanism for setting compensation levels for the Company's executive officers. It also administers executive compensation plans and reviews management succession plans.

NOMINATING COMMITTEE:
  - Members are Mr. Ritter, Chairman; Mr. Ratcliffe, ex officio; Mr. Cooper; Mr. Johns and Mr. Sanford
  - Met two times in 2004
  - Considers and recommends nominees for election as directors

The Nominating Committee, with input from the Company's chief executive officer, identifies director nominees. The Nominating Committee evaluates candidates based on the requirements set forth in the Company's by-laws and regulatory requirements applicable to the Company.

Southern Company owns all of the Company's common stock, and, as a result, Southern Company's affirmative vote is sufficient to elect director nominees. Consequently, the Nominating Committee does not accept proposals from preferred shareholders regarding potential candidates for director nominees. Southern Company's chief executive officer is an ex officio member of the Nominating Committee and may propose on behalf of Southern Company potential candidates for director nominees at any meeting of the Nominating Committee.

EXECUTIVE COMMITTEE:
  - Members are Mr. McCrary, Chairman; Mr. Jones; Mr. Malone and Mr. Ritter
  - Met one time in 2004
  - Acts in place of full board on matters that require board action between scheduled meetings of the board to the extent permitted by law and within certain limits set by the board

NUCLEAR OVERSIGHT COMMITTEE:
  - Members are Mr. Powers, Chairman; Ms. King and Mr. Wright
  - Met three times in 2004
  - Reviews nuclear operations activities

-------------------------------------------------------------------------------

The board of directors met four times in 2004. Average director attendance at all board and committee meetings was 96 percent. No nominee attended less than 75 percent of applicable meetings.

-------------------------------------------------------------------------------
 COMMUNICATIONS TO THE BOARD
-------------------------------------------------------------------------------

Shareholders and other parties interested in communicating directly with the Company's board of directors, the Chairman of the Controls and Compliance Committee or the non-management directors can contact them by writing c/o Corporate Secretary, Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291 or by sending an email to apcocorpsec@southernco.com. The Corporate Secretary will receive the correspondence and forward it to the individual director or directors to whom the correspondence is directed or the Chairman of the Controls and Compliance Committee. The Corporate Secretary will not forward any correspondence that is unduly hostile, threatening, illegal, not reasonably related to the Company or its business or similarly inappropriate.

-------------------------------------------------------------------------------
 BOARD ATTENDANCE AT ANNUAL SHAREHOLDERS MEETING
-------------------------------------------------------------------------------

The Company does not have a policy relating to attendance at the Company's annual meeting of shareholders by directors. The Company does not solicit proxies for the election of directors because the affirmative vote of Southern Company is sufficient to elect the nominees and, therefore, holders of the Company's preferred stock rarely attend the annual meeting. Consequently, a policy encouraging directors to attend the annual meeting of shareholders is not necessary. One of the Company's 16 directors attended the Company's 2004 annual meeting of shareholders.

-------------------------------------------------------------------------------
AUDIT COMMITTEE REPORT
-------------------------------------------------------------------------------

The Southern Company Audit Committee (the "Audit Committee") oversees the Company's financial reporting process on behalf of the board of directors of Southern Company. The Company's management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements of the Company in the Annual Report with management. The Audit Committee also reviews the Company's quarterly and annual reports on Forms 10-Q and 10-K prior to filing with the SEC. The Audit Committee's review process included discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and estimates and the clarity of disclosures in the financial statements.

The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, rules and regulations of the Public Company Accounting Oversight Board ("PCAOB") and SEC and the NYSE corporate governance rules. In addition, the Audit Committee has discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures made under Rule 3600T of the PCAOB, which, on an interim basis, has adopted Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining their independence.

The Audit Committee discussed the overall scopes and plans with the Company's internal and independent auditors for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also meets privately with Southern Company's compliance officer. The Audit Committee held 14 meetings during 2004.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors of Southern Company (and the board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and filed with the SEC. The Audit Committee also reappointed Deloitte & Touche LLP as the Company's independent auditors for 2005. At the 2005 annual meeting of Southern Company's shareholders, its shareholders will be asked to ratify the Audit Committee's selection of the independent auditors.

Members of the Committee:

J. Neal Purcell, Chair
Francis S. Blake
Donald M. James
Zack T. Pate

PRINCIPAL ACCOUNTING FIRM FEES

The following represents the fees billed to the Company for the two most recent fiscal years by Deloitte & Touche LLP ("Deloitte & Touche") -- the Company's principal public accountant for 2003 and 2004.

                                                                2003     2004
                                                              ----------------
                                                               (in thousands)
Audit Fees(1)                                                 $  904   $2,546
Audit-Related Fees(2)                                            322        -
Tax Fees                                                           5       16
All Other Fees                                                     -        -
------------------------------------------------------------------------------
Total                                                         $1,231    $2,562
==============================================================================


(1) Includes services performed in connection with financing transactions.
(2) Includes internal control review services and accounting consultations.

The Audit Committee (on behalf of Southern Company and all of its subsidiaries, including the Company) has adopted a Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services that includes requirements for the Audit Committee to pre-approve services provided by Deloitte & Touche. This policy was initially adopted in July 2002 and since that time, all services included in the chart above have been pre-approved by the Audit Committee.

Under the policy, the independent auditor delivers an annual arrangements letter which provides a description of services anticipated to be rendered to the Company by the independent auditor for the Audit Committee to approve. The Audit Committee's approval of the independent auditor's annual arrangements letter constitutes pre-approval of all services covered in the letter. In addition, under the policy, the Audit Committee has pre-approved the engagement of the independent auditor to provide services related to the issuance of comfort letters and consents required for securities sales by the Company and services related to consultation on routine accounting and tax matters. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee with respect to permissible services up to a limit of $50,000 per engagement. The Chair of the Audit Committee is required to report any pre-approval decisions at the next scheduled Audit Committee meeting.

Under the policy, prohibited non-audit services are services prohibited by the SEC to be performed by the Company's independent auditors. These services include bookkeeping or other services related to the preparation of accounting records of the Company, financial information systems design and implementation, appraisal or valuation services, fairness opinions or contribution-in-kind reports, actuarial services, internal audit outsourcing services, management functions or human resources, broker-dealer, investment advisor or investment banking services, legal services and expert services unrelated to the audit and any other service that the PCAOB determines is impermissible. In addition, officers of the Company may not engage the independent auditor to perform any personal services, such as personal financial planning or personal income tax services.

PRINCIPAL ACCOUNTING FIRM REPRESENTATION

No representative of Deloitte & Touche is expected to be present at the meeting unless no later than three business days prior to the day of the meeting the Company's Corporate Secretary has received written notice from a shareholder addressed to the Corporate Secretary at Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291, that such shareholder will attend the meeting and wishes to ask questions of a representative of Deloitte & Touche.

--------------------------------------------------------------------------------
COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE REPORT
--------------------------------------------------------------------------------

Southern Company's Compensation and Management Succession Committee (the "Committee") is responsible for the oversight and administration of the Company's executive compensation program. The Committee is composed entirely of independent, non-employee directors and operates pursuant to a written charter.

TOTAL EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY
The executive compensation program is based on a philosophy that total executive compensation must be competitive and must be tied to the Company's and Southern Company's short- and long-term performance. With the objective of maximizing Southern Company shareholder value over time, our program aligns the interests of our executives and the Company's and Southern Company's shareholders.

DETERMINATION OF TOTAL EXECUTIVE COMPENSATION
The Committee retains an independent executive compensation consultant who provides information on total executive compensation paid at other large companies in the electric and gas utility industries. Most of these companies are included in the 20 companies that comprise the S&P Electric Utility Index. Based on the market data, total executive compensation targets are set at an appropriate size-adjusted level. This means that for target level performance, the program is designed to pay executives an amount that is at or about the median of the market. Total executive compensation is paid through an appropriate mix of both fixed and performance-based (incentive) compensation. Because the program focuses on incentive compensation, actual total compensation paid can be above or below the targets based on actual corporate performance.

COMPONENTS OF TOTAL EXECUTIVE COMPENSATION
The primary components of the executive compensation program are:

- Base pay (salary);
- Short-term incentives (annual performance bonuses); and
- Long-term incentives (stock options and performance-based dividend equivalents).

The Company also provides certain perquisites that the Committee reviews periodically to determine if they are reasonable and appropriate. The primary perquisites provided by the Company are financial planning services, club memberships (for business use) and home security.

BASE PAY

A range for base pay is determined for each executive officer, including Mr. McCrary, by comparing the base pay at the appropriate peer group of companies described previously. Base pay is generally set at a level that is at or below the size-adjusted median paid at those companies because of the emphasis on incentive compensation in the executive compensation program. The 2004 base pay level for the named executive officers, including Mr. McCrary, was at or near the median.

ANNUAL PERFORMANCE BONUSES

Annual bonuses are paid through the Southern Company Omnibus Incentive Compensation Plan. All executive officers participated in this plan in 2004.

PERFORMANCE GOALS
Annual performance bonuses are based on the attainment of corporate performance goals and attainment of the Company's adjusting goals. All performance goals were set in the first quarter of the year.

For 2004, the corporate performance goals included specific targets for:

- Southern Company earnings -- earnings per share ("EPS") and
- The Company's return on equity ("ROE").

The Committee believes that accomplishing the corporate goals is essential for the Company's and Southern Company's continued success and sustained financial performance. A target performance level is set for each corporate performance goal. Performance above or below the targets results in proportionately higher or lower bonus payments. The bonus amount is then adjusted, up or down, based on the degree of achievement of the Company's adjusting goals related to such measures as capital expenditures, cash flow, safety, customer satisfaction, system reliability, plant availability and diversity.

A target percentage of base pay is established for each executive officer based on his position level, for target-level performance. Annual performance bonuses may range from 0 percent of the target to 240 percent based on actual corporate performance.

No bonuses are paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses are paid if Southern Company's current earnings are not sufficient to fund the Southern Company common stock dividend at the same level as the prior year. The Committee also capped the maximum amount for the annual performance bonus for Mr. McCrary at 0.6 percent of Southern Company's net income.

ANNUAL BONUS PAYMENTS
Performance met or exceeded the target levels in all areas in 2004, resulting in bonuses that exceeded the target levels.

Mr. McCrary's annual performance bonus under the Southern Company Omnibus Incentive Compensation Plan for target-level performance was 75 percent of his base pay. The target percentage of base pay for the other executive officers ranged from 50 to 55 percent. Each individual's bonus paid for 2004 performance was based 30 percent on the degree of achievement of Southern Company's EPS goal and 70 percent on the degree of achievement of the Company's ROE goal. Performance for both goals exceeded the target, resulting in bonus payouts to all named executive officers that were 155 percent of their respective target bonuses.

LONG-TERM INCENTIVES

The Committee bases a significant portion of the total compensation program on long-term incentives including Southern Company stock options and performance dividend equivalents.

STOCK OPTIONS
Executives are granted options with ten-year terms to purchase Southern Company's common stock at the market price on the date of the grant under the terms of the Southern Company Omnibus Incentive Compensation Plan. The estimated annualized value represented approximately 21 percent of Mr. McCrary's total target compensation and 19 to 21 percent for the other executive officers. The size of prior grants was not considered in determining the size of the grants made in 2004. The options fully vest upon retirement and expire at the earlier of five years from the date of retirement or the end of the ten-year term.

PERFORMANCE DIVIDENDS
The executive officers, including Mr. McCrary, also are paid performance-based dividend equivalents on most stock options held at the end of the year. Dividend equivalents can range from 25 percent of the Southern Company common stock dividend paid during the year if Southern Company total shareholder return over a four-year period, compared to a group of other utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. No dividend equivalents are paid if the total Southern Company shareholder return over the period is below the 30th percentile. For eligible stock options held on December 31, 2004, all participants, including the named executive officers received a payout of $1.22 per option for above-target performance under the Southern Company Omnibus Incentive Compensation Plan.

OTHER COMPENSATION

The Company participates in the Southern Company Deferred Compensation Plan for eligible employees, including the executive officers. Participation is voluntary and permits deferral of up to 50 percent of salary and up to 100 percent of bonus awards. Except for certain prescribed hardship conditions, all amounts are deferred until termination of employment. A participant has two investment options under this plan -- a prime-rate investment option and an option that tracks the performance of Southern Company common stock, neither of which produce above-market earnings. This is an unfunded plan and all amounts deferred are payable out of the general assets of the Company. The Committee has reviewed the terms of this plan. The Committee does not consider earnings on deferred compensation in establishing total compensation targets.

The Company also participates in additional non-qualified deferred compensation plans and arrangements that provide post-retirement compensation. In addition, the Committee reviews other benefit programs that are generally available to all employees of the Company.

POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain executives' compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by shareholders. Southern Company has obtained shareholder approval of the Omnibus Incentive Compensation Plan. However, because the policy is to maximize long-term shareholder value, tax deductibility is only one factor considered in setting compensation.

SUMMARY

The Committee believes that the policies and programs described in this report link pay and performance and serve the best interest of the Company's and Southern Company's shareholders. The Committee frequently reviews the various pay plans and policies and modifies them as it deems necessary to continue to attract, retain and motivate talented executives.

Members of the Committee:

G.J. St. Pe, Chair
D.P. Amos
T.F. Chapman

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

Southern Company's Compensation and Management Succession Committee is made up of non-employee directors who have never served as executive officers of Southern Company or the Company. During 2004, none of Southern Company's or the Company's executive officers served on the board of directors of any entities whose directors or officers serve on Southern Company's Compensation and Management Succession Committee.

--------------------------------------------------------------------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Mr. Whit Armstrong is President, Chairman and Chief Executive Officer of The Citizens Bank, Enterprise, Alabama; Mr. Carl E. Jones, Jr. is Chairman and Chief Executive Officer of Regions Financial Corporation, Birmingham, Alabama; Mr. Wallace D. Malone previously served as Chairman, President and Chief Executive Office of SouthTrust Corporation, Birmingham, Alabama, and currently serves as Vice Chairman of Wachovia Corporation, Charlotte, North Carolina; Mr. C. Dowd Ritter is Chairman, President and Chief Executive Officer of AmSouth Bancorporation and AmSouth Bank, Birmingham, Alabama, and Mr. James W. Wright is Chairman, President and Chief Executive Officer of First Tuskegee Bank, Tuskegee, Alabama. During 2004, these banks furnished a number of regular banking services in the ordinary course of business to the Company. The Company intends to maintain normal banking relations with all the aforesaid banks in the future. In 2004, the Company paid to Webb Lumber Company, Inc. $126,552 for specialty lumber needed for generating facility outage work. Mr. John C. Webb is President of Webb Lumber Company, Inc.

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION INFORMATION
--------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
The Company has adopted Southern Company's Change in Control Program, which is applicable to certain of its officers, and has entered into individual change in control agreements with Messrs. McCrary and C. Alan Martin. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of Southern Company or the Company, the agreements provide for:
      - lump sum payment of two or three times annual compensation,
      - up to five years' coverage under group health and life insurance plans,
      - immediate vesting of all stock options, stock appreciation rights and restricted stock previously granted,
      - payment of any accrued long-term and short-term bonuses and dividend equivalents and
      - payment of any excise tax liability incurred as a result of payments made under any individual agreements.

A Southern Company change in control is defined under the agreements as:
      - acquisition of at least 20 percent of Southern Company's stock,
      - a change in the majority of the members of Southern Company's board of directors in connection with an actual or threatened change in control,
      - a merger or other business combination that results in Southern Company's shareholders immediately before the merger owning less than 65 percent of the voting power after the merger or
      - a sale of substantially all the assets of Southern Company.

A change in control of the Company is defined under the agreements as:
      - acquisition of at least 50 percent of the Company's stock,
      - a merger or other business combination unless Southern Company controls the surviving entity or
      - a sale of substantially all of the assets of the Company.

Southern Company also has amended its short- and long-term incentive plan to provide for pro-rata payments at not less than target-level performance if a change in control occurs and the plan is not continued or replaced with a comparable plan or plans.

On August 22, 2002, the Company and Mr. William B. Hutchins, III entered into a retention agreement which provided that if Mr. Hutchins remained employed as Chief Financial Officer of the Company until April 1, 2004 or later, upon his subsequent retirement from the Company, he would receive a severance payment of $838,157 on his retirement date. Mr. Hutchins retired on February 1, 2005 and the severance amount was paid to him.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the Chief Executive Officer and the other four most highly compensated executive officers of the Company serving during 2004.

                                                                                          LONG-TERM COMPENSATION
                                                                                         -------------------------
                                                      ANNUAL COMPENSATION                  NUMBER OF
                                          --------------------------------------------    SECURITIES     LONG-TERM
                                                                          OTHER ANNUAL    UNDERLYING     INCENTIVE    ALL OTHER
NAME AND PRINCIPAL                                                        COMPENSATION   STOCK OPTIONS    PAYOUTS    COMPENSATION
POSITION                                  YEAR   SALARY ($)   BONUS ($)      ($)(1)        (SHARES)       ($)(2)        ($)(3)
---------------------------------------------------------------------------------------------------------------------------------
CHARLES D. MCCRARY                        2004    551,989      648,749        8,205         71,424        384,772       29,685
President, Chief Executive                2003    521,649      694,948        9,111         72,054        483,081       26,180
Officer and Director                      2002    493,604      673,140       34,993         79,571        374,984       24,101
---------------------------------------------------------------------------------------------------------------------------------
C. ALAN MARTIN                            2004    357,144      306,181        6,008         39,838        195,234       18,918
Executive Vice President                  2003    346,112      337,538        9,987         41,359        261,977       21,857
                                          2002    332,846      330,083       14,221         46,113        254,790       16,879
---------------------------------------------------------------------------------------------------------------------------------
WILLIAM B. HUTCHINS, III(4)               2004    326,786      254,686        2,703         30,843        119,837       17,783
Executive Vice President,                 2003    316,131      280,769        4,287         32,022        197,374       17,554
Chief Financial Officer and               2002    301,663      271,958       24,520         35,362        243,179       39,179
Treasurer
---------------------------------------------------------------------------------------------------------------------------------
STEVE R. SPENCER                          2004    330,196      257,343       35,930         31,165         86,749       90,677
Executive                                 2003    290,026      283,698        7,502         29,414        164,081       16,536
Vice President                            2002    268,940      242,874       42,890         31,581        148,131       33,263
---------------------------------------------------------------------------------------------------------------------------------
JERRY L. STEWART                          2004    286,863      311,581        9,925         32,224        163,090       35,635
Senior Vice President                     2003    265,028      297,171       17,963         30,381        178,471       49,116
                                          2002    236,673      267,000        1,376         26,286        159,914       48,207
---------------------------------------------------------------------------------------------------------------------------------

(1) This column reports tax reimbursements on certain perquisites and personal benefits as well as on additional incentive compensation, if applicable. Additional incentive compensation is reported in the "All Other Compensation" column.

(2) Payout of performance dividend equivalents on stock options granted after 1996 that were held by the named executive officer at the end of the performance periods under the Southern Company Omnibus Incentive Compensation Plan for the four-year performance periods ended December 31, 2002, 2003 and 2004, respectively. Dividend equivalents can range from 25 percent of the Southern Company common stock dividend paid during the last year of the performance period if Southern Company total shareholder return over the four-year period, compared to a group of other large utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. If Southern Company total shareholder return is below the 30th percentile, no dividend equivalents are paid. For eligible stock options held on December 31, 2002, 2003 and 2004, all named executive officers earned a payout of $1.355, $1.385 and $1.22 per option, respectively.

(3) Company contributions in 2004 to the Southern Company Employee Savings Plan
    (ESP), Employee Stock Ownership Plan (ESOP) and non-pension related accruals under the Southern Company Supplemental Benefit Plan (SBP) are provided in the following table:

NAME                                                       ESP     ESOP     SBP
---------------------------------------------------------------------------------
Charles D. McCrary                                        $7,454   $740   $21,491
---------------------------------------------------------------------------------
C. Alan Martin                                             8,297   740      9,881
---------------------------------------------------------------------------------
William B. Hutchins, III                                   9,225   740      7,818
---------------------------------------------------------------------------------
Steve R. Spencer                                           7,387   740      7,550
---------------------------------------------------------------------------------
Jerry L. Stewart                                           9,225   740      5,670
---------------------------------------------------------------------------------

     In 2004, Messrs. Spencer and Stewart received additional incentive compensation of $75,000 and $20,000, respectively.

     In 2003, Messrs. Martin, Spencer and Stewart received additional incentive compensation of $4,000, $4,000 and $35,000, respectively.

     In 2002, Messrs. Hutchins, Spencer and Stewart received additional incentive compensation of $20,000, $20,000 and $35,000, respectively.

(4) Mr. Hutchins retired from the Company on February 1, 2005.

STOCK OPTION GRANTS IN 2004

The following table sets forth all stock option grants to the named executive officers of the Company during the year ending December 31, 2004.

                              NUMBER OF
                              SECURITIES   PERCENT OF TOTAL
                              UNDERLYING   OPTIONS GRANTED    EXERCISE OR                GRANT DATE
                               OPTIONS     TO EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
            NAME              GRANTED(1)    FISCAL YEAR(2)     ($/SH)(1)     DATE(1)     VALUE($)(3)
----------------------------------------------------------------------------------------------------
Charles D. McCrary              71,424           6.1             29.50      02/13/2014     234,985
----------------------------------------------------------------------------------------------------
C. Alan Martin                  39,838           3.4             29.50      02/13/2014     131,067
----------------------------------------------------------------------------------------------------
William B. Hutchins, III        30,843           2.6             29.50      02/01/2010     101,473
----------------------------------------------------------------------------------------------------
Steve R. Spencer                31,165           2.7             29.50      02/13/2014     102,533
----------------------------------------------------------------------------------------------------
Jerry L. Stewart                32,224           2.8             29.50      02/13/2014     106,017
----------------------------------------------------------------------------------------------------

(1) Under the terms of the Southern Company Omnibus Incentive Compensation Plan, stock option grants to the named executive officers were made on February 13, 2004 and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability, or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. The exercise price is the average of the high and low price of Southern Company common stock on the date granted. Options may be transferred to a revocable trust and for Mr. McCrary, options may also be transferred to certain family members, family trusts and family limited partnerships.

(2) A total of 1,168,140 stock options were granted in 2004 to employees of the Company.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of Southern Company's common stock at a future date. Significant assumptions are shown below:

------------------------------------------------
              RISK-FREE      DIVIDEND   EXPECTED
VOLATILITY  RATE OF RETURN    YIELD       TERM
------------------------------------------------
    19.65%       3.08%         4.75%    5 years
------------------------------------------------

AGGREGATED STOCK OPTION EXERCISES IN 2004 AND YEAR-END OPTION VALUES

The following table sets forth information concerning options exercised during the year ending December 31, 2004 by the named executive officers and the value of unexercised options held by them as of December 31, 2004.

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                            OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                               SHARES        VALUE             YEAR-END(#)                AT YEAR-END($)(2)
                            ACQUIRED ON    REALIZED    ---------------------------   ---------------------------
           NAME             EXERCISE(#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------
Charles D. McCrary            104,832      1,532,148     169,403        145,984       1,722,172       772,572
----------------------------------------------------------------------------------------------------------------
C. Alan Martin                 68,963        783,179      77,247         82,781         693,384       440,000
----------------------------------------------------------------------------------------------------------------
William B. Hutchins, III       75,124        794,726      34,249         63,978         253,917       339,724
----------------------------------------------------------------------------------------------------------------
Steve R. Spencer               78,529        678,378       9,805         61,301          54,369       320,968
----------------------------------------------------------------------------------------------------------------
Jerry L. Stewart               27,404        425,062      72,440         61,240         772,652       314,223
----------------------------------------------------------------------------------------------------------------

(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2) This column represents the excess of the fair market value of Southern Company common stock of $33.52 per share, as of December 31, 2004, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The amounts under the Unexercisable column report the "value" of options that are not vested and therefore could not be exercised as of December 31, 2004.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE
The following table sets forth the estimated annual pension benefits payable at normal retirement age under Southern Company's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Southern Company system for the named executive officers at the Company. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. Compensation is base salary plus the excess of annual incentive compensation over 15 percent of base salary. The compensation components are reported under columns titled "Salary" and "Bonus" in the Summary Compensation Table detailed earlier in this Information Statement.

The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of the Social Security offset which would apply in most cases.

                                  YEARS OF ACCREDITED SERVICE
               -----------------------------------------------------------------
REMUNERATION      15         20         25         30         35          40
--------------------------------------------------------------------------------
 $  100,000    $ 25,500   $ 34,000   $ 42,500   $ 51,000   $ 59,500   $   68,000
    300,000      76,500    102,000    127,500    153,000    178,500      204,000
    500,000     127,500    170,000    212,500    255,000    297,500      340,000
    700,000     178,500    238,000    297,500    357,000    416,500      476,000
    900,000     229,500    306,000    382,500    459,000    535,500      612,000
  1,100,000     280,500    374,000    467,500    561,000    654,500      748,000
  1,300,000     331,500    442,000    552,500    663,000    773,500      884,000
  1,500,000     382,500    510,000    637,500    765,000    892,500    1,020,000

As of December 31, 2004, the applicable compensation levels and accredited service for determination of pension benefits would have been:

                                                                                ACCREDITED
NAME                                                          COMPENSATION   YEARS OF SERVICE
---------------------------------------------------------------------------------------------
Charles D. McCrary                                             $1,121,632           30
---------------------------------------------------------------------------------------------
C. Alan Martin                                                    620,155           32
---------------------------------------------------------------------------------------------
William B. Hutchins, III                                          538,743           38
---------------------------------------------------------------------------------------------
Steve R. Spencer                                                  523,617           25
---------------------------------------------------------------------------------------------
Jerry L. Stewart                                                  520,278           31
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK OWNERSHIP TABLE
--------------------------------------------------------------------------------

Southern Company is the beneficial owner of 100 percent of the outstanding common stock of the Company. The following table shows the number of shares of Southern Company common stock owned by directors, nominees and executive officers as of December 31, 2004. It is based on information furnished by the directors, nominees and executive officers. The shares owned by all directors, nominees and executive officers as a group constitute less than one percent of the total number of shares of Southern Company common stock outstanding on December 31, 2004.

                                                                                 SHARES BENEFICIALLY
                                                                                   OWNED INCLUDE:
                                                                                 -------------------
                                                                                 SHARES INDIVIDUALS
                                                                     SHARES        HAVE RIGHTS TO
NAME OF DIRECTORS, NOMINEES                                       BENEFICIALLY    ACQUIRE WITHIN 60
AND EXECUTIVE OFFICERS                  TITLE OF SECURITY           OWNED(1)           DAYS(2)
----------------------------------------------------------------------------------------------------
Whit Armstrong                    Southern Company Common Stock       25,649
----------------------------------------------------------------------------------------------------
David J. Cooper, Sr.              Southern Company Common Stock        7,851
----------------------------------------------------------------------------------------------------
R. Kent Henslee                   Southern Company Common Stock       12,507
----------------------------------------------------------------------------------------------------
John D. Johns                     Southern Company Common Stock        1,307
----------------------------------------------------------------------------------------------------
Carl E. Jones, Jr.                Southern Company Common Stock       17,589
----------------------------------------------------------------------------------------------------
Patricia M. King                  Southern Company Common Stock        3,037
----------------------------------------------------------------------------------------------------
James K. Lowder                   Southern Company Common Stock       12,223
----------------------------------------------------------------------------------------------------
Wallace D. Malone, Jr.            Southern Company Common Stock        3,272
----------------------------------------------------------------------------------------------------
Charles D. McCrary                Southern Company Common Stock      247,659            243,753
----------------------------------------------------------------------------------------------------
Malcolm Portera                   Southern Company Common Stock        2,695
----------------------------------------------------------------------------------------------------
Robert D. Powers                  Southern Company Common Stock        3,574
----------------------------------------------------------------------------------------------------
David M. Ratcliffe                Southern Company Common Stock      436,693            422,501
----------------------------------------------------------------------------------------------------
C. Dowd Ritter                    Southern Company Common Stock        3,036
----------------------------------------------------------------------------------------------------
James H. Sanford                  Southern Company Common Stock        6,464
----------------------------------------------------------------------------------------------------
John C. Webb, IV                  Southern Company Common Stock       12,372
----------------------------------------------------------------------------------------------------
James W. Wright                   Southern Company Common Stock        4,552
----------------------------------------------------------------------------------------------------
William B. Hutchins, III          Southern Company Common Stock       73,340             66,991
----------------------------------------------------------------------------------------------------
C. Alan Martin                    Southern Company Common Stock      124,227            119,684
----------------------------------------------------------------------------------------------------
Steve R. Spencer                  Southern Company Common Stock       42,337             40,525
----------------------------------------------------------------------------------------------------
Jerry L. Stewart                  Southern Company Common Stock      108,283            102,071
----------------------------------------------------------------------------------------------------
Directors, Nominees and
  Executive Officers as a group
  (21 people)                     Southern Company Common Stock    1,195,761          1,038,991
----------------------------------------------------------------------------------------------------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, and/or investment power with respect to a security or any combination thereof.

(2) Indicates shares of Southern Company's common stock that certain executive officers have the right to acquire within 60 days. Shares indicated are included in the Shares Beneficially Owned Column.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

No reporting person of the Company failed to file, on a timely basis, the reports required by Section 16(a).

                                 (RECYCLE LOGO)